10-Q CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Current assets:
Allowance for doubtful accounts	$ 11,642	$ 30,429	$ 206,124
Preferred stock redemption amount	$ 24,931,819	$ 23,998,870	$ 21,307,890
Stockholders’ deficit:
Common stock, issued (in shares)	591,760,547	242,302,003	217,588,804
Common stock, outstanding (in shares)	591,760,547	242,302,003	217,588,804